United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒          Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

COHBAR, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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COHBAR, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of CohBar, Inc.:

The annual meeting of stockholders of CohBar, Inc. (the “Company,” “CohBar,” “we,” “us” or “our”) will be held on June 19, 2018, at 10:30 a.m. Pacific Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting of stockholders. You will not be able to attend the Annual Meeting in person. To participate, vote or submit questions during the Annual Meeting via live webcast, please visit http://www.virtualshareholdermeeting.com/COB18.

The Annual Meeting will be held for the following purposes:

1.	To elect a Board of Directors, consisting of five (5) members, to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

2.	To ratify the Audit Committee’s appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018;

3.	To approve an amendment to the Company’s Amended and Restated 2011 Equity Incentive Plan; and

4.	To consider and act upon any other matter which may properly come before the annual meeting or any adjournment thereof.

Only stockholders who held their shares at the close of business on April 20, 2018, the record date, are entitled to notice of and to vote during the Annual Meeting or any adjournment or postponement thereof.

Whether or not you plan to participate in the Annual Meeting, please complete, date, sign and return the enclosed proxy card, as promptly as possible in order to ensure your vote is counted at the Annual Meeting. Alternatively, you may vote over the telephone or on the Internet as further instructed in these materials. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder. A prepaid, self-addressed envelope is enclosed for your convenience.

Important Notice Regarding the Proxy Materials for the Annual Meeting on June 19, 2018 at 10:30 a.m. Pacific Time is available at http://www.virtualshareholdermeeting.com/COB18.

The proxy statement and annual report to stockholders are available at www.proxyvote.com.

By Order of the Board of Directors,

Jeffrey F. Biunno Secretary

Menlo Park, CA

April 25, 2018

2018 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

COHBAR, INC.

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

PROXY STATEMENT

The Board of Directors of CohBar, Inc. has made these proxy materials available to you on the Internet and has delivered these proxy materials to you in connection with the solicitation of proxies for use at the 2018 Annual Meeting. The Annual Meeting will be a virtual meeting, conducted via live webcast on the Internet at http://www.virtualshareholdermeeting.com/COB18 on Tuesday, June 19, 2018, at 10:30 a.m. Pacific Time, or at any adjournment or postponement thereof, for the purposes stated herein.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because our Board of Directors (sometimes referred to as the “Board”) is soliciting your proxy to vote at the 2018 Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to participate in the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail these proxy materials on or about April 25, 2018.

Participating in the Annual Meeting

We will be hosting the Annual Meeting live via Internet webcast. You will not be able to attend the meeting in person. A summary of the information you need to participate in the Annual Meeting online is provided below:

●	Any stockholder may listen to the Annual Meeting and participate live via webcast at http://www.virtualshareholdermeeting.com/COB18. The webcast will begin at 10:30 a.m. Pacific Time on June 19, 2018.
●	Stockholders may vote and submit questions during the Annual Meeting via live webcast.
●	To enter the meeting, please have your 16-digit control number which is available on your proxy card. If you do not have your 16-digit control number, you will be able to listen to the meeting only, you will not be able to vote or submit questions during the meeting.
●	Instructions on how to connect to and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.virtualshareholdermeeting.com/COB18.

Voting Rights and Outstanding Shares

Only stockholders of record as of the close of business on April 20, 2018, the record date, are entitled to notice of and to vote at the Annual Meeting. On the record date, 39,963,129 shares of our common stock were issued, outstanding and entitled to vote. Each share of our common stock that you own entitles you to one vote on all matters to be voted upon at the Annual Meeting. We will have a quorum to conduct the business of the Annual Meeting if the holders of one third of the outstanding shares of our common stock entitled to vote are present themselves or by proxy. Abstentions and broker non-votes (i.e., shares of common stock held by a broker, bank or other nominee that are represented at the meeting, but that the broker, bank or other nominee is not empowered to vote on a particular proposal) will be counted in determining whether a quorum is present at the meeting.

Can I attend the Annual Meeting in person?

We will be hosting the Annual Meeting via live webcast on the Internet. You will not be able to attend the Annual Meeting in person. The webcast will start at 10:30 a.m. Pacific Time, on June 19, 2018. Stockholders may vote and submit questions while connected to the Annual Meeting on the Internet. Any stockholder can listen to and participate in the Annual Meeting live via the Internet at http://www.virtualshareholdermeeting.com/COB18.

What do I need in order to be able to participate in the Annual Meeting online?

You will need the 16-digit control number included on your proxy card in order to be able to vote your shares or submit questions during the meeting. Instructions on how to connect and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.virtualshareholdermeeting.com/COB18. If you do not have your 16-digit control number, you will be able to listen to the meeting only, you will not be able to vote or submit questions during the meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 20, 2018, will be entitled to vote at the Annual Meeting. On the record date, there were 39,963,129 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 20, 2018, your shares were registered directly in your name with our transfer agent, AST Trust Company (“AST”), then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to participate in the Annual Meeting online, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 20, 2018, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are four matters scheduled for a vote:

1.	The election of the Board of Directors, consisting of five (5) members, to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;
2.	The ratification of the Audit Committee’s appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018;
3.	The approval of an amendment to the Company’s Amended and Restated 2011 Equity Incentive Plan to increase the number of shares issuable thereunder (the “Plan Amendment”); and
4.	Consideration and action upon any other matter which may properly come before the annual meeting or any adjournment thereof.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

How do I vote?

For the election of directors, you may either vote “For” all nominees or you may “Withhold” your vote for any nominee you specify. For approval of the Plan Amendment and ratification of the appointment of Marcum LLP as our independent registered public accounting firm, you may vote “For” or “Against” or you may abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting or vote by proxy using the enclosed proxy card. Alternatively, you may vote by proxy either by telephone or on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote even if you have already voted by proxy.

●	To vote by telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on June 18, 2018, to be counted.
●	To vote on the Internet, go to www.proxyvote.com and follow the instructions to complete an electronic proxy card. You will be asked to provide the control number from the enclosed proxy card. Your Internet vote must be received by 11:59 p.m. Eastern Time on June 18, 2018, to be counted.
●	To vote using the proxy card, simply complete, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
●	To vote during the Annual Meeting, follow the instructions posted at http://www.virtualshareholdermeeting.com/COB18.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 20, 2018.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” Proposal 1, the election of all nominees for Director, “For” Proposal 2, to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and “For” Proposal 3, to approve the Plan Amendment. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of our common stock, will be borne by us. Our Directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each proxy card in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.
●	You may grant a subsequent proxy by telephone or through the Internet.
●	You may send a timely written notice that you are revoking your proxy to our Secretary at 1455 Adams Drive, Suite 2050, Menlo Park, CA 94025. To be timely, a written notice revoking your proxy must be received by June 18, 2018.
●	You may vote during the Annual Meeting, which will be hosted via the Internet.

Your most current proxy card or telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank with respect to changing your vote.

When are stockholder proposals and director nominations due for the 2018 Annual Meeting of Stockholders?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by February 19, 2019, to the attention of our Secretary at CohBar, Inc., 1455 Adams Drive, Suite 2050, Menlo Park, CA 94025. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy card for such meeting any stockholder proposal which does not meet the requirements of the Securities and Exchange Commission (“SEC) in effect at the time. Any such proposal will be subject to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If you wish to submit a proposal (including a director nomination) at the 2019 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, your written request must be received by our Secretary between February 19, 2019 and March 21, 2019. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

What happens when an entity holds my shares?

If your shares are held by your broker, bank or other agent as your nominee (that is, in “street name”), that nominee will provide you with a voting instruction form. Please follow the instructions included on that form regarding how to instruct your broker, bank or other agent to vote your shares. If you do not give instructions to your broker, bank or other agent, they can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules governing how your broker, bank or other agent may vote shares held in street name in the absence of your voting instructions, and include the ratification of the selection of our independent registered public accounting firm. On non-discretionary items for which you do not give instructions to your broker, bank or other agent, which include the election of directors and the approval of the Plan Amendment, the shares will be treated as “broker non-votes.”

How many votes are needed to approve each proposal?

●	The five (5) nominees receiving the most “For” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of Directors will be elected. Only votes “For” or “Withheld” will affect the outcome. Abstentions and broker non-votes will be counted for quorum purposes, but will not be considered votes cast and will not affect the outcome.

●	The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, will be approved if a majority of votes cast by holders of shares present at the Annual Meeting or represented by proxy and entitled to vote are voted “For” the proposal. Abstentions and broker non-votes will be counted for quorum purposes, but will not be considered votes cast and will not affect the outcome.

●	The Plan Amendment will be approved if a majority of votes cast by holders of shares present at the Annual Meeting or represented by proxy and entitled to vote are voted “For” the proposal. Abstentions and broker non-votes will be counted for quorum purposes, but will not be considered votes cast and will not affect the outcome.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding one third of the outstanding shares entitled to vote are present at the meeting or represented by proxy. On the record date, there were 39,963,129 shares outstanding and entitled to vote. Thus, the holders of at least 13,187,833 shares must be present or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the meeting may be adjourned to a later date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the Internet?

The proxy statement and annual report to stockholders are available at http://www.virtualshareholdermeeting.com/COB18.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

According to our Bylaws, our Board shall be comprised of such number of directors, not less than one (1), as may be established by the Board from time to time. The Board has fixed the authorized number of our directors at five (5).

At our annual meeting, our stockholders will elect a board consisting of five (5) directors to serve until our 2019 annual meeting or until their respective successors are elected and qualified. Our Board has nominated the individuals listed below to serve on our Board. All of the nominees are currently members of our Board. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, our Board may provide for a lesser number of directors or designate a substitute. If our Board designates a substitute, the proxy holders will have the discretionary authority to vote for the substitute. Proxies may not be voted for more than five (5) nominees.

Our Board unanimously recommends that you vote FOR each of the following nominees for election as director:

Jon L. Stern, 63, served in senior strategic roles with our Company from August 2012 until he was named our chief executive officer in October 2013. He was also appointed to our board of directors in May 2014. In connection with the appointment of Simon Allen as our chief executive officer in March 2016, Mr. Stern assumed the role of chief operating officer. From 2009 to 2011 Mr. Stern served as chief operating officer of The Key Worldwide, a provider of college admissions preparation and coaching services in the U.S. and Asia. From 2006 to 2008, Mr. Stern served as executive vice president of Integrated China Media, a Guangzhou, China-based provider of digital entertainment content. From 2003 to 2008, Mr. Stern was a partner in Pacific Arts Group, a publisher of Chinese Contemporary Fine Art. Mr. Stern founded Digital Sparx in 1999, a distributor of digital entertainment content to movie-goers and served as president and chief executive officer of that company until 2002. In 1986 Mr. Stern founded Cine Coasters, Inc., a developer of sports stadium and movie theatre products, and served as its chief executive officer until its sale to a division of Liberty Media in 1998. Mr. Stern holds an MBA from the Marshall School of Business at the University of Southern California and a B.S. in Business Administration from The University of California, Berkeley. Our board of directors believes that Mr. Stern’s substantial experience as an entrepreneur and senior executive of growth stage companies as well as established businesses and his familiarity as an executive officer of our Company with the day-to-day operations of our business make him a valuable contributor to our board of directors.

Albion J. Fitzgerald, 69, has served as a member of our board of directors since May 2014 and was appointed as chairman in July 2014. Mr. Fitzgerald previously served as chief executive officer and chairman of the board of directors of ManageIQ, Inc., a provider of global cloud IT systems management solutions. Mr. Fitzgerald was appointed as a director of ManageIQ in 2007, and served as strategic consultant to the Company from 2007 until April 2012, and as chief executive officer and chairman of the board of directors from April 2012 until ManageIQ, Inc. was acquired by Red Hat, Inc. in December 2012. In 1992 Mr. Fitzgerald co-founded Novadigm, Inc. (NASDAQ: NVDM), an international provider of IT systems management solutions to Fortune 500 companies and government agencies with customers in 26 countries. He served as its chairman and chief technology officer from 1992 and chief executive officer from 1995 until its acquisition by Hewlett Packard in 2004. Prior to Novadigm, Mr. Fitzgerald founded and served as chief executive officer of Telemetrix, Inc., a provider of enterprise IT systems and network management solutions. From 1980 to 1989, Mr. Fitzgerald was a strategic technology consultant to New York University responsible for architecting, building and managing the university’s computer center and campus-wide multi-media network. Mr. Fitzgerald began his technology career at IBM in 1966. Our board of directors believes that Mr. Fitzgerald’s extensive experience in founding, funding and building emerging technology companies, the depth of his technology and business expertise, and his relevant experience as a director and officer of a publicly-traded enterprise software company make him a valuable contributor to our board of directors.

Dr. Nir Barzilai, 62, co-founded our Company in 2007 and has served as a member of our board of directors since our conversion to a Delaware corporation in 2009. Dr. Barzilai is the director of the Institute for Aging Research at the Albert Einstein College of Medicine of Yeshiva University, where he also holds the Ingeborg and Ira Leon Rennert Chair of Aging Research, is a professor in the Departments of Medicine and Genetics and a member of the Diabetes Research Center. Dr. Barzilai is also director of the Paul F. Glenn Center for the Biology of Human Aging Research and of the National Institutes of Health’s (NIH) Nathan Shock Centers of Excellence in the Basic Biology of Aging. Dr. Barzilai has received numerous awards, including the Beeson Fellow for Aging Research, the Ellison Medical Foundation Senior Scholar in Aging Award, the Paul F. Glenn Foundation Award, the NIA Nathan Shock Award, and the 2010 Irving S. Wright Award of Distinction in Aging Research. Dr. Barzilai’s leadership in gerontology research and his experience overseeing numerous research programs related to diseases of aging and mitochondrial biology makes him an important contributor to our board of directors.

Dr. Pinchas Cohen, 60, co-founded our Company in 2007 and has served as a member of our board of directors since our conversion to a Delaware corporation in 2009. He served as our President from 2009 until 2013. Since April 2012, Dr. Cohen has served as dean of the Davis School of Gerontology at the University of Southern California. He holds the William and Sylvia Kugel Dean’s Chair in Gerontology and acts as executive director of the Ethel Percy Andrus Gerontology Center. Dr. Cohen was affiliated with the University of California, Los Angeles School of Medicine, where he was a member of the faculty until 2012. At the UCLA Mattel Children’s Hospital Dr. Cohen served as director of endocrine/diabetes research and training (from 1999 until 2012), chief of endocrinology and diabetes (from 2001 until 2012) and as vice chair of research (from 2011 until 2012). Dr. Cohen was also co-director of the UCSD-UCLA Diabetes and Endocrinology Research Center from 2007 until 2012. Dr. Cohen has received several awards for his work in the field of aging, including a National Institute of Aging EUREKA Award, the National Institutes of Health Director’s Transformative Research Award and the Glenn Award for Research in Biological Mechanisms of Aging. He serves on the boards of several professional journals and societies, including the American Federation for Aging Research and the Growth Hormone Research Society. Our board of directors believes that Dr. Cohen’s leadership in gerontology research and his experience overseeing numerous research programs related to diseases of aging and mitochondrial biology makes him an important contributor to our board of directors.

Dr. John Amatruda, 73, joined our board of directors in December 2017. Dr. Amatruda, a CohBar co-founder, has over 25 years of experience as a senior pharmaceutical research executive and scientific consultant, together with over 40 years of experience in the practice and teaching of medicine. He currently sits on the board of directors of three biotechnology companies (CureDM, Prosciento, and Fractyl), and is a member of the scientific advisory boards of eight biotechnology companies. He has also been a consultant and scientific advisor to more than 20 additional biotechnology and leading pharmaceutical companies since 2009. As Senior Vice President and Franchise Head for Diabetes and Obesity at Merck Research Laboratories until 2009, Dr. Amatruda had end-to-end responsibility for drug compounds from target discovery to patent expiration, including basic research, experimental medicine, clinical development, external alliances and licensing. Prior to being named Franchise Head, Dr. Amatruda led drug development groups at Merck for diabetes, obesity, atherosclerosis and cardiovascular disease. Under his leadership, the development program and regulatory approvals of Januvia™ and Janumet™ - the first compounds in the important class of DPP-IV inhibitors for Type 2 diabetes, and two of Merck's leading revenue-generating drugs - were successfully initiated and completed, and worldwide submissions for Vytorin™, Januvia™ and Janumet™ were filed. Prior to joining Merck, Dr. Amatruda was Vice President and Therapeutic Area Head for Metabolic Disorders Research at Bayer Corporation for ten years, where he assisted in the approval of Acarbose, and led the discovery and advancement of several compounds into clinical development. Dr. Amatruda has also had a successful career in academic medicine, formerly as a Professor of Medicine at the University of Rochester School of Medicine, where he was head of the Clinical Research Center and a Principal Investigator on several NIH funded research projects; and currently as an Adjunct Professor of Medicine at Yale University School of Medicine, where he continues to see patients in a teaching capacity. In addition, Dr. Amatruda has co-authored over 160 publications, many of which have been published in leading peer-reviewed journals, and has served as a reviewer for several journals. Dr. Amatruda was educated at Yale University and The Medical College of Wisconsin, and completed his internship and residency in internal medicine and fellowship in endocrinology and metabolism at The Johns Hopkins Hospital. Dr. Amatruda’s expertise as a physician and his extensive experience with clinical development, strategic partnering and commercialization gained as a pharmaceutical executive make him a valuable contributor to our board of directors.

No family relationships exist among any of the directors or executive officers. No arrangement or understanding exists between any director or executive officer and any other person pursuant to which any director was selected as a director or executive officer of CohBar.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Our Board oversees our overall performance on behalf of our stockholders. Members of our Board stay informed of our business through discussions with our Chief Executive Officer (“CEO”) and other members of our executive team, by reviewing materials provided to them, and by participating in regularly scheduled Board and committee meetings.

Corporate Governance

Our Board is elected by our stockholders to govern the Company’s business and affairs. Our Board selects our senior management team, which is charged with conducting our business. Having selected our senior management team, our Board acts as an advisor to senior management, monitors their performance, and provides input on the Company’s strategies, financial objectives and operating plans.

Our Board has determined that each of our current non-employee directors qualify as an “independent director” under the applicable rules of the SEC and the Nasdaq Capital Market, and that each such person is free of any relationship that would interfere with the individual exercise of independent judgment. None of our current directors presently hold directorships with other reporting issuers. In addition to our current directors, Marc E. Goldberg, served as an independent member of our Board throughout 2017. Mr. Goldberg resigned effective April 16, 2018.

Our Board is responsible for the orientation and education of new members of the Board and all new directors are provided with copies of our policies. Prior to joining the Board, each new director will meet with our Chairman and Chief Executive Officer. Our Chairman and Chief Executive Officer are responsible for outlining our business and prospects, both positive and negative, with a view to ensuring that the new director is properly informed to commence their duties as a director. Each new director is also given the opportunity to meet with our auditors and counsel. As part of its annual self-assessment process, our Board determines whether any additional education and training is required for Board members. Currently, our Governance and Nominating Committee is responsible for annually evaluating and reporting to our Board on the performance and effectiveness of the Board as a whole and its committees.

Our Board met six times in 2017, and all of our directors attended the meetings. In addition, our Board maintained oversight of the Company’s business and operations through frequent review, consideration and discussion of matters affecting the Company outside of formal board meetings and acted by unanimous written consent to approve corporate actions on several occasions during 2017. Currently, we do not have a policy requiring our Board members’ attendance at the annual meetings of our stockholders.

Committees of the Board

Our Board currently has three standing committees: an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee. Each committee is governed by a written charter that may be amended by our Board at any time. The full text of each committee charter is available on our website located at www.cohbar.com or in print to any interested party who requests it. Requests should be sent to the Company Secretary at the address provided on page 1 of this proxy statement.

The Audit Committee

Our audit committee currently consists of Albion J. Fitzgerald and John Amatruda. Our former director, Marc Goldberg, served as the chair of our audit committee throughout 2017. Mr. Goldberg was determined by our Board to have met the requirements for independence applicable to audit committee members under SEC and Nasdaq rules, and was identified as an “audit committee financial expert” under SEC rules. Mr. Goldberg resigned effective April 16, 2018.

Our Board evaluated the independence and qualification of our current directors to serve on our Audit Committee based on applicable rules of the SEC and the Nasdaq Capital Market, and determined that Mr. Fitzgerald and Dr. Amatruda are each independent as defined by the standards applicable to audit committee members. Our board of directors has also determined that each of the committee members meets the requirements of financial literacy under SEC rules and the requirements of the Nasdaq Capital Market, and that Mr. Fitzgerald meets the requirements for designation as an “audit committee financial expert”, as defined under SEC rules.

Each member of the Company’s audit committee has experience and/or an educational background that is relevant to the performance of his duties as an Audit Committee member. Mr. Fitzgerald has gained experience relevant to performance of his Audit Committee duties in high level executive roles, including service as director and chief executive officer of both private and publicly-traded enterprise software companies. Dr. Amatruda has experience relevant to his role on the audit committee based on his service on the board of directors of a number of biotechnology companies and his career as a pharmaceutical executive.

In fulfilling the duties outlined in its charter, the Audit Committee, among other things, is responsible for:

●	selecting and hiring our independent registered public accountants, and approving the audit and non-audit services to be performed by such firm;
●	evaluating the qualifications, performance and independence of our independent registered public accountants;
●	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
●	reviewing the adequacy and effectiveness of our internal control policies and procedures;
●	discussing the scope and results of the audit and interim reviews as well as operating results with management and the independent registered public accountants;
●	preparing the audit committee report that the SEC requires in our annual proxy statement; and
●	reviewing the fees paid by us to our independent registered public accountants in respect of audit and non-audit services on an annual basis.

Our Audit Committee met four times during 2017, and all of the then-serving members of the Audit Committee attended each of those meetings. A copy of the full text of the Audit Committee Charter can be found on our website at www.cohbar.com.

The Compensation Committee

Our Compensation Committee is currently comprised of two independent directors, Mr. Fitzgerald and Dr. Cohen. Our former director, Mr. Goldberg, also served as a member of the Compensation Committee throughout 2017. In fulfilling the duties outlined in its charter, the Compensation Committee, among other things, is responsible for:

●	reviewing and approving compensation of our executive officers, including annual base salary, annual incentive bonuses, specific goals, equity compensation, employment agreements, severance and change in control arrangements, and any other benefits, compensations or arrangements;
●	reviewing and recommending compensation goals, bonus and stock compensation criteria for our employees;
●	preparing the compensation committee report required by the SEC to be included in our annual proxy statement; and
●	administering, reviewing and making recommendations with respect to our equity compensation plans.

Our Compensation Committee met one time during 2017, and all of the then-serving members attended the meeting. A copy of the full text of the Compensation Committee Charter can be found on our website at www.cohbar.com.

The Governance and Nominating Committee

Our Governance and Nominating Committee is currently comprised of two independent directors, Mr. Fitzgerald and Dr. Cohen. Our former director, Mr. Goldberg, also served as a member of the Governance and Nominating Committee throughout 2017. In fulfilling the duties outlined in its charter, the Governance and Nominating Committee, among other things, is responsible for:

●	assisting our board of directors in identifying, interviewing and recruiting prospective director nominees;
●	recommending director nominees;
●	establishing and reviewing on an annual basis a process for identifying and evaluating nominees for our board of directors;
●	annually evaluating and reporting to the our board of directors on the performance and effectiveness of the board of directors;
●	recommending members for each board committee of our board of directors; and
●	annually presenting a list of individuals recommended for nomination for election to our board of directors at the annual meeting of our stockholders.

The Governance and Nominating Committee will consider recommendations for directorships submitted by stockholders. Stockholders who wish the Governance and Nominating Committee to consider their directorship recommendations should submit their recommendations in writing to CohBar, Inc., 1455 Adams Drive, Suite 2050, Menlo Park, CA 94025, Attn: Chairman of Governance and Nominating Committee. Recommendations by stockholders that are made in accordance with these procedures will receive the same consideration given to nominations made by the committee.

Nominees may be suggested by directors, members of management, stockholders or, in some cases, by a third party firm. In identifying and considering candidates for nomination to the Board, the Governance and Nominating Committee considers a candidate’s quality of experience, the needs of the Company and the range of talent and experience represented on its Board. In evaluating particular candidates, the committee will review the nominee’s personal and professional integrity, judgment, experience, and ability to serve the long-term interest of the stockholders. The committee will also take into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities. The committee also considers matters of diversity, including gender, race and national origin, education, professional experience and differences in viewpoints and skills. While the Governance and Nominating Committee does not have a formal policy with respect to diversity, both the Board and the committee believe that it is essential that Board members represent a diverse range of experience, expertise and viewpoints.

Our Governance and Nominating Committee did not meet separately from the full Board during 2017.

A full copy of the Governance and Nominating Committee Charter can be found on our website at www.cohbar.com.

Communication with Directors

All interested parties may send correspondence to our Board or to any individual director at the following address: CohBar, Inc., 1455 Adams Drive, Suite 2050, Menlo Park, CA, 94025.

Your communications should indicate that you are a stockholder of CohBar. Depending on the subject matter, we will either forward the communication to the director or directors to whom it is addressed, attempt to handle the inquiry directly, or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence marked confidential will not be opened prior to forwarding to the Board or any individual director.

Code of Ethics and Business Conduct

The board of directors encourages and promotes a culture of ethical business conduct through communication and supervision as part of their overall stewardship responsibility. Our board of directors adopted a code of ethics and business conduct applicable to all of our employees, including our executive officers and directors, and those employees responsible for financial reporting. Our code of ethics and business conduct establishes procedures that allow our directors, officers and employees to confidentially submit their concerns regarding questionable ethical, moral, accounting or auditing matters, without fear of retaliation. The code of business conduct and ethics will be available on our website upon completion of the offering. We expect that, to the extent required by law, any amendments to the code, or any waivers of its requirements, will be disclosed on our website and in mandatory filings.

Policies and Procedures for Related Person Transactions

Our board of directors has adopted a policy stating that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of the independent members of our board of directors. Under this policy, any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 and pursuant to which such person would have a direct or indirect interest must first be presented to the independent members of our board of directors for review, consideration and approval. In approving or rejecting any such proposal, the independent members of our board of directors are to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Certain Relationships and Transactions with Related Persons

In addition to the compensation arrangements discussed below in the sections entitled “Employment Agreements”, the following is a description of each transaction since January 1, 2017 and each currently proposed transaction in which:

●	we have been or are to be a participant;
●	the amount involved exceeded or exceeds the lesser of (i) $120,000 or (ii) one percent of the average of our total assets as of the fiscal years ended December 31, 2017 and 2016; and
●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals had or will have a direct or indirect material interest.

Private placement of Units. On July 14, 2017, the Company completed a private placement in which it issued and sold to accredited investors an aggregate of 3,438,053 units at a price of $1.50 per unit realizing net proceeds of approximately $5.02 million. Each unit consists of one share of the Company’s common stock and one common stock purchase warrant. Each warrant can be exercised at any time prior to June 30, 2020 for the purchase of one common share of the Company’s stock at an exercise price of $2.25. Albion Fitzgerald, our Chairman, purchased 166,667 units in the offering. Jon Stern, our Chief Operating Officer and Director, purchased 75,000 Units in the offering.

Private Placement of Notes and Warrants. On April 13, 2018 the Company completed a private placement offering of non-convertible unsecured promissory notes (the “Notes”) in the aggregate original principal amount of approximately $3.90 million. The Notes bear interest at a rate of 8% per annum and mature on March 29, 2021. Purchasers of the Notes also received warrants (“Warrants”) exercisable for one share of the Company’s common stock for each $5.00 original principal amount of Notes purchased in the offering. The Warrants are exercisable at a price of $5.30 per common share until March 29, 2021. Mr. Fitzgerald purchased $375,000 principal amount of Notes and received Warrants to purchase 75,000 shares of common stock. Mr. Stern purchased $140,000 principal amount of Notes and received Warrants to purchase 28,000 shares of common stock.

Board Role in Risk Oversight

While risk management is primarily the responsibility of our management team, our Board is responsible for overall supervision of risk management efforts as they relate to the key business risks we face. Management identifies, assesses, and manages the risks most critical to our operations and routinely advises our Board regarding those matters. Areas of material risk may include operational, financial, legal and regulatory, human capital, information technology and security, and strategic and reputational risks. Our Board’s role in risk oversight is consistent with our leadership structure, with senior management having responsibility for assessing and managing risk exposure, and our Board and its committees providing oversight as necessary in connection with those efforts.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, as well as persons who own more than 10% of our outstanding common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of our common stock. Based solely on a review of copies of such forms furnished to us and written representations from our executive officers, directors and 10% stockholders, we believe that all Section 16(a) filing requirements applicable to CohBar were timely made with respect to the fiscal year ended December 31, 2017.

STOCK OWNERSHIP

BENEFICIAL OWNERS OF COHBAR STOCK

The following table sets forth information regarding beneficial ownership of our common stock as of April 20, 2018, the most recent practicable date for computing beneficial ownership, by:

●	each of our named executive officers;
●	each of our directors;
●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock; and
●	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Applicable percentage ownership is based on 39,963,129 shares of our common stock issued and outstanding as of April 20, 2018. The number of shares of common stock used to calculate the percentage ownership of each listed person includes the shares of common stock underlying options and warrants held by such persons that are currently exercisable or convertible, or will be exercisable or convertible within 60 days of April 20, 2018. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Simon Allen(2)	658,950	1.62%
Pinchas Cohen	5,449,703	13.64%
Nir Barzilai(3)	5,078,516	12.70%
Jon Stern(4)	2,034,385	4.92%
Jeffrey Biunno(5)	395,106	*
Albion Fitzgerald(6)	2,507,275	6.19%
Kenneth Cundy(7)	762,500	1.87%
John Amatruda(8)	967,968	2.42%
Directors and executive officers as a group (8 people)	17,854,403	40.77%

(1)	The address for each director and executive officer is c/o CohBar, Inc., 1455 Adams Drive, Suite 2050, Menlo Park, CA 94025.
(2)	Shares beneficially owned includes: (i) 636,750 shares of common stock subject to stock options exercisable within 60 days of April 20, 2018; and (ii) 12,000 shares of common stock subject to currently exercisable warrants.
(3)	Shares beneficially owned includes 17,000 shares of common stock subject to currently exercisable warrants.
(4)	Shares beneficially owned includes: (i) 530,328 shares of common stock subject to stock options exercisable within 60 days of April 20, 2018, (ii) 899,057 shares of common stock subject to currently exercisable warrants, and (iii) 22,000 shares of common stock held in accounts of Mr. Stern’s children.
(5)	Shares beneficially owned includes (i) 382,606 shares of common stock subject to stock options exercisable within 60 days of April 20, 2018, (ii) 1,500 shares of common stock subject to currently exercisable warrants, and (iii) 1,000 shares of common stock held in an account of Mr. Biunno’s daughter.
(6)	Shares beneficially owned includes (i) 248,649 shares of common stock subject to currently exercisable warrants, and (ii) 323,959 shares of common stock subject to stock options exercisable within 60 days of April 20, 2018.
(7)	Shares beneficially owned includes 752,500 shares of common stock subject to stock options exercisable within 60 days of April 20, 2018.
(8)	Shares beneficially owned includes 25,000 shares of common stock subject to stock options exercisable within 60 days of April 20, 2018.
*	less than 1.0%

EXECUTIVE OFFICERS

The following table identifies our executive officers as of the date of this proxy statement, the positions they hold and the year in which they began serving as officers of CohBar. Our Board elects all of our executive officers, who hold office until their respective successors are elected and qualified.

Name	Age	Current Position(s) with CohBar	Officer Since

Simon Allen	49	Chief Executive Officer	2016
Jeffrey F. Biunno	51	Chief Financial Officer, Secretary and Treasurer	2013
Jon L. Stern	63	Chief Operating Officer, Director	2013
Kenneth C. Cundy	59	Chief Scientific Officer	2014

For information on Jon Stern’s business background, see “Nominees” under “Election of Directors” above.

Simon Allen joined our Company as chief executive officer in March 2016. Prior to joining us, Mr. Allen was a consultant to Solstice Biologics, a biotechnology company focused on nucleic acid therapeutics. From March 2011 to January 2015, Mr. Allen served as the Chief Business Officer at Ambrx, Inc., a clinical stage biotechnology company, and was an advisor and consultant to that company from September 2010 to February 2011. From April 2008 to June 2010, he served in a variety of senior positions at Kalypsys, Inc., culminating in his role as Chief Executive Officer. Mr. Allen previously served as the Chief Commercial Officer of CovX from 2006 to 2008 and as the Vice President, Business and Corporate Development, of Nuvelo Inc. from 2004 to 2006. He previously held business development and analyst roles at SkyePharma PLC, Corixa Corporation (formerly Coulter Pharmaceuticals) and Burdett, Buckeridge and Young. Mr. Allen graduated from the University of Sydney with a B.S. in Biochemistry, Microbiology and Genetics and earned his M.B.A. from the Australian Graduate School of Management.

Jeffrey F. Biunno joined our Company in October 2013 as chief financial officer and was appointed secretary and treasurer in September 2014. Prior to joining CohBar, Mr. Biunno served as chief financial officer, secretary and treasurer of ManageIQ, Inc., a provider of global cloud IT systems management solutions, from March 2012 until its acquisition by Red Hat, Inc. in December 2012. From February 2009 until March 2012 Mr. Biunno served as vice president and worldwide controller of Dialogic Inc., a provider of mobile telecommunications network software and hardware enterprise solutions then listed on NASDAQ. Mr. Biunno founded Scalable Financial Solutions, LLC, a financial consulting firm, and operated it from March 2008 to January 2009. From February 2005 to March 2008, Mr. Biunno worked at Geller & Company, a financial services consulting firm. From 1997 to 2004, Mr. Biunno served as vice president and corporate controller of Novadigm, Inc. (NASDAQ: NVDM), an international provider of IT systems management solutions to Fortune 500 companies and government agencies. Mr. Biunno received a B.S. in accounting and an MBA in finance from Montclair State University. Mr. Biunno is a certified public accountant and a chartered global management accountant.

Kenneth C. Cundy joined our Company as chief scientific officer in November 2014. From December, 2012 to November, 2014, Dr. Cundy served as the chief scientific officer for XenoPort, Inc., a biopharmaceutical company focused on the development of product candidates for the potential treatment of neurological disorders. He served XenoPort, Inc. as senior vice president of preclinical and clinical sciences from 2011 to 2012, as its vice president of preclinical development from 2004 to 2011, and as its vice president of biopharmaceutics from 2000 to 2004. From 1992 to 2000, Dr. Cundy was senior director of biopharmaceutics at Gilead Sciences, Inc. Prior to Gilead Sciences, from 1988 to 1992 Dr. Cundy was principal research investigator at Sterling Drug, a pharmaceutical division of Eastman Kodak Company. He received a B.S. in pharmacy from the University of Manchester and was registered as a pharmacist in the UK. He received a Ph.D. in pharmaceutical sciences from the University of Kentucky and postdoctoral training in biochemistry at the University of California, Berkeley.

EXECUTIVE OFFICER COMPENSATION

In this section of the proxy statement we identify the material elements of our compensation programs for all of our executive officers, including an overview of our executive compensation philosophy and the processes and methodology we use in making executive pay decisions. We currently have three executive officers: our Chief Executive Officer, Chief Financial Officer, and Chief Scientific Officer. These executives comprise our “Named Executive Officers” (NEOs) for purposes of applicable SEC disclosure regulations. Our NEOs are as follows:

Name	Position
Simon Allen	Chief Executive Officer
Jeffrey F. Biunno	Chief Financial Officer, Secretary and Treasurer
Jon L. Stern	Chief Operating Officer, Director
Kenneth C. Cundy	Chief Scientific Officer

Compensation Philosophy

Compensation of our executive officers is designed to provide compensation that is competitive, as well as consistent with our early stage of development. Our board recognizes the need to provide a compensation package that will attract and retain qualified and experienced executives as well as align the compensation level of each executive to that executive’s level of responsibility. Our compensation arrangements are not divided formally into long-term and short-term plans; however as a general matter our compensation programs may include shorter term incentive compensation in the form of annual cash bonuses payable on achievement of individual and Company performance goals that may be established from time to time, and longer term incentives through the grant of stock options with vesting over a period of years. We do not maintain a pension plan that provides for cash or other payments upon retirement.

Our board has not undertaken a formal evaluation of the implications of the risks associated with our compensation policies and practices. However, risk management is a consideration of our board when implementing our compensation program and the board does not believe that our compensation programs encourage unnecessary or inappropriate risk taking, including risks that are likely to have a material adverse effect on the Company.

Governance of the Company’s Executive Compensation Program

The Compensation Committee has overall responsibility for the evaluation, approval and oversight of our compensation plans, policies and programs and the total direct compensation of our executive officers.

The Compensation Committee has sole responsibility for determining our Chief Executive Officer’s compensation and for reviewing it with our Board. Our Chief Executive Officer provides recommendations to the Committee on compensation matters for our other executive officers. In making its recommendations, the Committee draws on survey data from subscription services and published reports, as well as on the experience of the Committee members, to identify compensation trends for companies in our industry at similar stages of development.

Base Salaries

Base salaries of our executive officers are intended to attract and retain executives (as part of the total compensation package) by providing a competitive base level of compensation. Base salaries are typically considered by the Compensation Committee on an annual basis, as well as in connection with the hiring of a new executive from outside the Company, a promotion or other changes in an incumbent executive’s job responsibilities. Base salaries of executive officers are determined by evaluating the responsibilities of the position, the experience and performance of the individual, and by reference to the competitive marketplace median for corporate executives in comparable positions (similarity in scope, duties and responsibilities).

Annual Bonuses

Each NEO is eligible to receive an annual cash bonus up to a target bonus amount expressed as a flat amount or as a percentage of such NEO’s base salary. The performance of our executives is reviewed by the Compensation Committee for an annual performance period based on the officer’s date of hire and the payment of a bonus and the amount thereof (up to the target bonus amount) is based on evaluative criteria established by the Compensation Committee. In March, 2018, the Compensation Committee determined bonus awards for Mr. Biunno and Dr. Cundy for their annual performance periods ended in the fourth quarter of 2016. Mr. Biunno and Dr. Cundy were awarded bonuses equal to the period covering their respective anniversary dates through December 31, 2016. Bonuses of $8,333 and $12,500 were paid to Mr. Biunno and Mr. Cundy, respectively, in March 2018. Also, in January 2017, Mr. Stern’s performance was reviewed for a performance period beginning in April 2015 and ending on December 31, 2016. Mr. Stern was awarded a bonus of $149,500, equivalent to 100% of his annual target bonus potential earned over the period of approximately 21 months. In future periods the performance of our executive officers will be evaluated and bonuses awards will be determined based on a common calendar year performance period, rather than annual periods coinciding with the original hire date of each executive. As of the date of this Proxy, the 2017 bonuses for our NEO’s have not been approved or paid.

The 2017 base salaries and target bonus amounts for our NEOs were as follows:

Name and Principal Position	Base Annual Salary $	Target Bonus $

Simon Allen	340,000	136,000
Chief Executive Officer

Jeffrey F. Biunno	200,000	50,000
Chief Financial Officer

Jon L. Stern	250,000	87,500
Chief Operating Officer

Kenneth C. Cundy	300,000	75,000
Chief Scientific Officer

Stock Options

Our executive officers generally are provided an equity grant upon commencement of their employment. The Committee reviews the equity position of executive officers on a periodic basis and an additional grant may be considered following completion of the vesting term of the executive’s outstanding option awards, at the time of promotion or under other circumstances determined by the Committee. During 2017 the Company granted stock options to NEOs as follows:

Name	Grant Date	Shares Subject to Option	Exercise Price per Share
Jon L. Stern	1/29/2017	100,000	$2.40

Employment Agreements

Simon Allen. We entered into an Executive Employment Agreement with Mr. Allen, dated March 7, 2016, which sets forth conditions of Mr. Allen’s at-will employment with our Company. Mr. Allen also executed the Company’s standard form of Proprietary Information and Inventions Assignment Agreement. The Executive Employment Agreement entitles Mr. Allen to a base salary of $340,000 annually, and eligibility for an annual bonus of up to forty percent (40%) of his annual salary, payable at the discretion of the board of directors upon achievement of performance targets established by the board of directors from time to time. The Executive Employment Agreement entitles Mr. Allen to certain severance payments and other benefits if his employment is terminated by us without cause, or upon his resignation for good reason as defined in the Executive Employment Agreement. Upon such termination of Mr. Allen’s employment, he would be entitled to a severance payment equal to seventy-five percent of his then current base salary, and reimbursement for any COBRA coverage elected by Mr. Allen for himself and the members of his immediate family for a period of nine (9) months following such termination. Additionally, any options that would have vested during the twelve (12) month period immediately following his termination date would vest and become exercisable immediately. If, however, Mr. Allen’s termination without cause or resignation with “good reason” occurs within 12 months following a change in control of the Company, then the severance amount payable to him would be increased to 100% of his then current base salary, COBRA reimbursement would extend for a period of 12 months, and vesting of up to 100% of the options subject to the option award would be accelerated.

Jon L. Stern. We entered into an Executive Employment Agreement with Mr. Stern, dated April 11, 2014, which sets forth conditions of Mr. Stern’s at-will employment with our Company. Mr. Stern also executed the Company’s standard form of Proprietary Information and Inventions Assignment Agreement. Mr. Stern’s current base salary is $250,000 annually, and he is eligible under the agreement for an annual bonus of up to thirty-five percent (35%) of his annual salary, payable at the discretion of the board of directors upon achievement of performance targets established by the board of directors from time to time. The Executive Employment Agreement entitles Mr. Stern to certain severance payments and other benefits if his employment is terminated by us without cause, or upon his resignation for good reason as defined in the Executive Employment Agreement. Upon any such termination of Mr. Stern’s employment he would be entitled to a severance payment equal to fifty percent (50%) of his then current base salary, and reimbursement for any COBRA coverage elected by Mr. Stern for himself and the members of his immediate family for a period of six months following such termination. Additionally, any options that would have vested during the twelve (12) month period immediately following his termination date would vest and become exercisable immediately.

Jeffrey F. Biunno. We entered into an Executive Employment Agreement with Mr. Biunno, dated November 27, 2013, which, as amended on July 11, 2016, sets forth certain conditions of Mr. Biunno’s at-will employment with the Company. Mr. Biunno also executed the Company’s standard form of Proprietary Information and Inventions Assignment Agreement. The Executive Employment Agreement entitles Mr. Biunno to a base salary of $200,000 annually, and eligibility for an annual bonus of up to $50,000 payable at the discretion of the board of directors upon achievement of performance targets established by the board of directors. The Executive Employment Agreement entitles Mr. Biunno to certain severance payments and other benefits if his employment is terminated by us without cause, or upon his resignation for good reason as defined in the Executive Employment Agreement. Upon any such termination of Mr. Biunno’s employment he would be entitled to a severance payment in an aggregate gross amount equal to fifty percent (50%) of his then current base salary, and reimbursement for any COBRA coverage elected by Mr. Biunno for himself and the members of his immediate family for a period of six months following such termination. Additionally, any options that would have vested during the twelve (12) month period immediately following his termination date would vest and become exercisable immediately.

Kenneth C. Cundy. We entered into an Executive Employment Agreement with Dr. Cundy, dated November 17, 2014, which sets forth certain conditions of Dr. Cundy’s at-will employment with the Company as the Company’s Chief Scientific Officer. Dr. Cundy also executed the Company’s standard form of Proprietary Information and Inventions Assignment Agreement. The Executive Employment Agreement entitles Dr. Cundy to a base salary of $300,000 annually, and eligibility for an annual bonus of up to $75,000 payable at the discretion of the board of directors upon achievement of performance targets established by the board of directors. The Executive Employment Agreement entitles Dr. Cundy to certain severance payments and other benefits if his employment is terminated by us without cause, or upon his resignation for good reason as defined in the Executive Employment Agreement. Upon any such termination of Dr. Cundy’s employment he would be entitled to a severance payment equal to fifty percent (50%) of his then current base salary, and reimbursement for any COBRA coverage elected by Dr. Cundy for himself and the members of his immediate family for a period of six months following such termination. Additionally, any options that would have vested during the twelve (12) month period immediately following his termination date would vest and become exercisable immediately. Pursuant to the Stock Option Agreement applicable to Dr. Cundy’s award and our 2011 Equity Incentive Plan if, upon or at any time following a following a change in control of the Company, Dr. Cundy’s employment is terminated without cause or he resigns for “good reason,” then vesting of all of the options subject to the option award would be accelerated.

Perquisites and Other Benefits

Historically, we have not provided perquisites or other personal benefits to our executive officers. We do not have a pension plan that provides for payments to any of our executives at, following, or in connection with retirement and do not plan to establish one in the near future. We may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual executive officer in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment, motivation or retention purposes. We do not expect that these perquisites or other personal benefits will be a significant aspect of our executive compensation program. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

Post-Employment Obligations

Other than those provisions contained in the executive employment agreements with Messrs. Allen, Stern, Biunno and Dr. Cundy, we do not have any severance or change in control agreements with any of our executive officers. The severance provisions for Mr. Allen entitles him to a severance payment equal to seventy five percent (75%) of his then current annual base salary in certain events of termination. The severance provisions for Messrs. Stern and Biunno and Dr. Cundy provide that each is entitled to a severance payment equal to fifty percent (50%) of his then current annual base salary in certain events of termination. Additionally, Messrs. Allen, Biunno and Stern and Dr. Cundy are each entitled to vesting acceleration of any options that would have become exercisable during the 12 months following such termination and reimbursement for any COBRA coverage elected for themselves and the members of their immediate families for a period of nine months, for Mr. Allen, and six months, for Messrs. Biunno and Stern and Dr. Cundy, following the applicable date of termination. For a description of certain events that trigger immediate vesting of outstanding option awards see the section captioned “Employment Agreements” above.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation earned by, awarded to or paid to our NEOs in the years ended December 31, 2017 and 2016:

	Fiscal	Salary	Bonus		Option Awards(5)	All Other Compensation	Total
Name and Principal Position	Year	($)	($)		($)	($)	($)
Simon Allen(1)	2017	340,000	—		—	—	340,000
Chief Executive Officer	2016	268,077	—		1,209,655	—	1,477,732

Jon L. Stern(2)	2017	250,000	—		167,300	—	417,300
Chief Operating Officer	2016	250,000	83,875		—	11,835	345,710

Jeffrey F. Biunno(3)	2017	200,000	50,000	(7)	—	—	250,000
Chief Financial Officer	2016	200,000	50,000	(7)	—	—	250,000

Kenneth C. Cundy(4)	2017	300,000	75,000	(7)	—	—	375,000
Chief Scientific Officer	2016	300,000	75,000	(7)	—	—	375,000

(1)	Mr. Allen was appointed as our Chief Executive Officer in March 2016.
(2)	Mr. Stern served as our Chief Executive Officer from October 2013 until his appointment as our Chief Operating Officer on March 7, 2016. “Other Compensation” reflects cash payments made to Mr. Stern in lieu of participation in the Company’s health plan.
(3)	Mr. Biunno was appointed as our Chief Financial Officer in October 2013.
(4)	Dr. Cundy was appointed as Chief Scientific Officer in November 2014.
(5)	Reflects the aggregate grant date fair value of the applicable stock option, calculated in accordance with Accounting Standards Codification Topic 718.
(6)	Mr. Stern is eligible for a discretionary bonus, the amount of which is paid based on evaluation of his performance during the reviewed period, up to a maximum amount of $87,500 for performance over an annual period. In January 2017, Mr. Stern’s performance was reviewed for a performance period beginning in April 2015 and ending on December 31, 2016. Mr. Stern was awarded a bonus of $149,500, equivalent to 100% of his annual target bonus potential earned over the period of approximately 21 months. The amount reported in the bonus column for 2016 reflects a pro-rated portion of the $149,500 bonus paid to Mr. Stern attributable to his service in fiscal 2016.The amount reported in the bonus column for fiscal 2015 reflects (i) a pro-rated portion the $75,000 bonus paid to Mr. Stern attributable to his service in fiscal 2015, and (ii) a pro-rated portion of the $149,500 bonus paid to Mr. Stern attributable to his service in fiscal 2015. The bonus earned by Mr. Stern for the annual period ended April 2015 was paid in 2016. The bonus earned by Mr. Stern for the period April 2015 through December 2016 was paid in 2017.
(7)	The bonus earned by Mr. Biunno in 2015 was paid in 2016, and bonuses earned by Mr. Biunno and Dr. Cundy in 2016 were paid in 2017. Mr. Biunno and Dr. Cundy were awarded bonuses equal to the period covering their respective anniversary dates through December 31, 2016. Bonus amounts of $8,333 and $12,500 were paid to Mr. Biunno and Mr. Cundy, respectively, in March 2018.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following tables set forth certain information regarding outstanding stock options and stock awards held by our NEOs as of December 31, 2017.

			Option Awards
Name	Grant Date(1)		Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date
			Exercisable (#)	Unexercisable (#)
Jon L. Stern	4/11/2014		478,245	—	0.26	4/11/2024
	1/29/2017	(2)	41,680	58,320	2.40	1/29/2027
Jeffrey F. Biunno	4/09/2014		364,377	—	0.26	4/09/2024
Kenneth C. Cundy	11/20/2014	(3)	662,929	197,071	0.73	11/20/2024
Simon Allen	3/7/2016	(4)	495,264	636,736	1.55	3/07/2026

(1)	All of the options identified are subject to the provisions of the 2011 Equity Incentive Plan and the applicable option award agreement, and have a maximum term of ten years.
(2)	Options vest in 48 equal monthly installments beginning May 1, 2016.
(3)	Options vest based on continued service, with one quarter of such options vesting on November 17, 2015 and the remaining shares subject to the option vesting in thirty-six monthly installments thereafter.
(4)	Options vest based on continued service, with one quarter of such options vesting on March 7, 2017 and the remaining shares subject to the option vesting in thirty-six monthly installments thereafter.

DIRECTOR COMPENSATION

On November 20, 2014, the board of directors approved a compensation plan for Albion J. Fitzgerald and our former director Marc E. Goldberg for their services to the Company as directors. Under that plan Messrs. Goldberg and Fitzgerald were each entitled to an annual cash retainer of $15,000 and received options to purchase up to 250,000 shares of common stock, subject to vesting over a four-year period, in connection with the initial adoption of the director compensation plan. Other than Messrs. Goldberg and Fitzgerald, none of our directors received compensation specifically for their services as directors.

In January 2017, Mr. Fitzgerald received an additional award of options to purchase 100,000 shares of common stock in recognition of extraordinary service to the Company. The options was fully vested and exercisable on the date of grant.

In December 2017, the board of directors approved a change in the compensation plan pursuant to which (i) Drs. Cohen and Barzilai receive an annual cash retainer of $40,000; (ii) Messrs. Fitzgerald and Goldberg receive an annual cash retainer of $40,000, plus an additional $15,000 per annum for their services as chairs of the Board and Audit Committees, respectively, and (iii) Dr. Amatruda receives an annual cash retainer of $60,000. In connection with his initial appointment to the Board Dr. Amatruda also received an award of options to purchase 250,000 shares of common stock, subject to vesting over a four year period

All directors are entitled to reimbursement of ordinary expenses incurred in connection with attendance at meetings of our Board.

2017 Directors Compensation

Name	Fees Earned or Paid in Cash($)	Option Awards($)		All Other Compensation($)(1)	Total($)
Nir Barzilai	10,000	—		36,500	46,500
Pinchas Cohen	10,000	—		36,500	46,500
Albion J. Fitzgerald	25,000	194,280	(2)	—	219,280
Marc E. Goldberg	25,000	—		—	25,000
John Amatruda(3)	5,000	719,360	(2)	38,500	762,860

(1)	Represents fees paid to Drs. Barzilai, Cohen and Amatruda for consulting services.
(2)	Reflects the aggregate grant date fair value of the applicable stock option, calculated in accordance with Accounting Standards Codification Topic 718.
(3)	Dr. Amatruda was appointed to our board of directors in December 2017.

AUDIT COMMITTEE REPORT TO STOCKHOLDERS *

Each current member of the Audit Committee meets the financial literacy requirements under applicable rules and regulations of the SEC and the Nasdaq Capital Market. In addition, our Board has determined that Mr. Fitzgerald qualifies as an “audit committee financial expert” under the regulations of the SEC. Although all members of our Audit Committee meet the current SEC regulatory requirements for financial literacy and the Board has determined that Mr. Fitzgerald qualifies as an “audit committee financial expert,” members of our Audit Committee are not professionally engaged in the practice of auditing or accounting and are not technical experts in auditing or accounting.

The Audit Committee oversees CohBar’s financial reporting process on behalf of the Board and operates under a written charter, approved by the Audit Committee and ratified by the Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2017 with management prior to issuance, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

Management has the primary responsibility for the preparation, presentation and integrity of CohBar’s financial statements and the reporting process, including internal control over financial reporting and disclosure controls and procedures. Management is responsible for maintaining and evaluating appropriate accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.

The Audit Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of CohBar’s audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of CohBar’s accounting principles. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board regarding the independent registered public accounting firm communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence from CohBar and its management, and has considered whether the independent registered public accounting firm’s provision of any non-audit services to CohBar is compatible with maintaining such firm’s independence.

The Audit Committee discussed with CohBar’s independent registered public accounting firm the overall scope and plans for their audit. In addition, the Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, the overall quality of CohBar’s financial reporting for the year ended December 31, 2017.

The Audit Committee has determined that provision by Marcum LLP of other non-audit services is compatible with maintaining Marcum LLP’s independence. The Audit Committee and the Board have also recommended, subject to stockholder ratification, the selection of Marcum LLP as CohBar’s independent registered public accounting firm for the year ending December 31, 2018.

Respectfully Submitted,

John Amatruda

Albion J. Fitzgerald

* The information contained in the Report of the Audit Committee shall not be deemed “soliciting material” or be incorporated by reference by any general statement incorporating this proxy statement into any filings under either the Securities Act of 1933, as amended, or the Exchange Act (together the “Acts”), except to the extent CohBar specifically incorporates such report by reference, and further, such Report shall not otherwise be deemed filed under the Acts.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF REGISTERED INDEPENDENT PUBLIC

ACCOUNTING FIRM FOR 2018

The Audit Committee has appointed Marcum LLP as our registered independent public accounting firm to audit our consolidated financial statements for the year ended December 31, 2018. Although we are not required to seek stockholder approval of this appointment, the Board has determined it to be sound corporate governance to do so. If the appointment is not ratified by stockholders, the Audit Committee will investigate the possible bases for the negative vote and will reconsider the appointment in light of the results of its investigation.

We employed Marcum LLP as our registered independent public accounting firm during 2017. There have been no disagreements with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Marcum LLP, would have caused Marcum LLP to make reference to the matter in their report. A representative of Marcum LLP is expected to be present at the annual stockholders’ meeting. The representative will be given the opportunity to make a statement on behalf of Marcum LLP if the representative so desires, and the representative will be available to respond to appropriate stockholder questions.

We understand the need for Marcum LLP to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of Marcum LLP, the Audit Committee has restricted the non-audit services that Marcum LLP may provide. It is the policy of the Audit Committee to pre-approve all audit and permissible non-audit services provided by our independent auditors.

Under these policies, with Audit Committee pre-approval, we may use Marcum LLP for the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; employee benefit plan audits; and reviews and procedures that we engage Marcum LLP to undertake to provide assurances on matters not required by laws or regulations.

The aggregate fees and expenses billed, or expected to be billed, for professional services rendered by Marcum LLP for the years ended December 31, 2017 and 2016 were as follows:

Type	2017	2016
Audit Fees (1)	$115,984	$107,263
Tax Fees (2)	8,533	8,549
Total Fees	$124,517	$115,812

(1)	Audit Fees consist of fees billed and expected to be billed for services rendered for the audits of our financial statements for the fiscal years ended December 31, 2017 and 2016.
(2)	Tax Fees consist of fees billed for professional services related to preparation of our U.S. federal and state income tax returns and tax advice.

Tax services in 2017 and 2016 were approved by our Board of Directors.  All future permitted audit, audit-related, tax and other services that the independent auditors may perform are expected to be pre-approved in accordance with pre-approval policies and procedures adopted by our audit committee pursuant to that committee’s charter, as amended or modified from time to time.

The Audit Committee believes that the foregoing expenditures are compatible with maintaining the independence of our independent registered public accounting firm.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3:

APPROVAL OF AMENDMENT TO

THE COMPANY’S AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN

Background

Our 2011 Equity Incentive Plan, as amended and restated (the “2011 Plan”), allows us to grant incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards and restricted stock unit awards to our employees, officers and directors.

We believe our success is due to our highly talented employee base and that future success depends on the ability to attract and retain high caliber personnel. Our headquarters is located in Silicon Valley where we must compete with many companies for a limited pool of talented people. The ability to grant equity awards is a necessary and powerful recruiting and retention tool for us to obtain the quality personnel we need to move our business forward.

A full copy of the 2011 Plan, including the proposed amendment, is attached to this proxy statement as Annex A. Members of our Board and our named executive officers have an interest in this proposal because they are eligible to receive awards under the 2011 Plan.

Summary of the Proposal

The 2011 Plan was originally approved by our Board of Directors and our stockholders on January 3, 2012. The Amended and Restated 2011 Plan was adopted by our Board of Directors on November 3, 2014 and approved by our stockholders on December 15, 2014. Amendments to the 2011 Plan were approved by our Board of Directors on April 11, 2017, and by our stockholders on June 15, 2017 (the “Plan Amendments”). The 2011 Plan reserves up to 7,171,540 shares of our common stock for issuance in connection with awards thereunder, which is equal to 20% of the number of shares of our common stock which were outstanding immediately prior to the adoption of the Plan Amendments.

Our Board of Directors approved an amendment to the 2011 Plan on April 20, 2018, subject to approval by our stockholders at our 2018 annual meeting. We are seeking stockholder approval of an amendment to the 2011 Plan to increase the number of shares reserved for issuance thereunder by 2,828,460. After giving effect to the increase there would be 10,000,000 total shares reserved for issuance under the 2011 Plan (including shares reserved for issuance under currently outstanding stock options), which is equal to approximately 25% of the number of shares of our common stock which are presently outstanding. If the amendment to the 2011 Plan is not approved by stockholders, the aggregate number of shares reserved under the 2011 Plan will remain as is and the 2011 Plan will continue in effect, as is.

The Importance of the Proposed Increase in Shares

We believe the ability to grant competitive equity awards is a necessary and powerful recruiting and retention tool for us to obtain the quality personnel we need to move our business forward. If we are unable to offer competitive equity packages to hire, retain and motivate employees, especially our senior officers, this could significantly hamper our plans for growth and adversely affect our ability to operate our business. In addition, if we are unable to grant competitive equity awards, we may be required to offer additional cash-based incentives to replace equity as a means of competing for talent.

The 2011 Plan

Shares Available for Awards. There are currently 7,171,540 shares of our common stock reserved for issuance under the 2011 Plan. As of the date hereof there were outstanding options to purchase 5,722,105 shares of our common stock and 1,053,239 shares of our common stock, net of exercises, remained available for issuance under the 2011 Plan.

Eligibility. Awards may be granted to our employees, directors, and consultants, except that only our employees are eligible to receive incentive stock options.

Administration. The 2011 Plan provides that it shall be administered by our board of directors or a committee appointed by our board of directors, which shall be constituted to comply with laws, regulations or the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted related to the administration of stock option plans. The compensation committee acts as the administrator of our 2011 Plan. The compensation committee has the full and final power and authority to determine the terms of awards under the 2011 Plan, including designating the persons who will receive awards, the types of awards that will be granted, the fair market value of the shares of common stock underlying each option granted to each participant if the shares are not listed on an exchange or regularly quoted by a recognized securities dealer, and the terms, conditions and restrictions applicable to each award and the underlying shares.

Stock Options. Under our 2011 Plan, the administrator may grant employee participants incentive stock options, which qualify for special tax treatment under U.S. tax law, and may grant nonqualified stock options to any participants. The administrator establishes the duration of each option at the time such option is granted, with a maximum duration of 10 years from the effective date of the grant; provided, however, that an incentive stock option granted to a participant who owns, at the time the option is granted, more than 10% of the total combined voting power of all classes of our stock may not have a term in excess of 5 years. The administrator also establishes any vesting requirements, including performance criteria or passage of time, which must be satisfied prior to the exercise of the options. The administrator also establishes the exercise price of options on the date such options are granted. Incentive stock options must have an exercise price per share that is not less than the fair market value of a share of our common stock on the grant date, and in the case of grants of incentive stock options to an employee who owns, at the time the option is granted, more than 10% of the total combined voting power of all classes of our stock, the exercise price may not be less than 110% of the fair value. The method of payment of the exercise price for shares being purchased pursuant to a stock option is determined by the administrator. Unless otherwise determined by the administrator and included in the participant’s stock option agreement, after the termination of the participant’s employment or service, such participant may exercise his or her option for 90 days, except that if the termination results from the participant’s death or disability the exercise period is 12 months.

Adjustment of Shares. The number of shares issued or reserved for issuance pursuant to the 2011 Plan is subject to adjustment in order to prevent diminution or enlargement of benefits intended to be made available under the plan in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of our common stock, or our other securities, or other change of our corporate structure that affects our corporate structure.

Change in Control Provisions. Stock options and other awards under the Plan may be subject to acceleration of vesting and exercisability upon or after a change in control as may be provided in the agreement applicable to the option or award, or as may be provided in any other written agreement between us and the awardee, or as may be determined by the administrator, but in the absence of such provision, no such acceleration shall occur. The plan defines a change in control as the occurrence, in a single transaction or a series of related transactions of any of the following events: (i) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of our securities that represent 50% or more of the total voting power represented by all of our then-outstanding voting securities (except for any such change in beneficial ownership occurring as a result of a private financing transaction that was approved by our board of directors); (ii) a merger, consolidation or similar transaction after consummation of which our stockholders immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction; or (iii) a sale, lease, exclusive license or other disposition of all or substantially all of our assets.

Other Terms. Unless our board of directors determines otherwise, and subject to applicable laws and exchange rules, a participant may not sell, pledge, assign, transfer or otherwise dispose of any option or restricted stock purchase right other than by will or the laws of descent and distribution, and the option or restricted stock purchase right may be exercised during the lifetime of the participant only by the participant. No shares of our common stock may be issued upon the exercise of an award unless such exercise and issuance, and the delivery to the participant of the shares of our common stock underlying such award, comply with all laws, regulations or the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted related to the administration of stock option plans.

Amendment and Termination. Our board of directors may amend, alter, suspend or terminate the 2011 Plan, provided that any such change that would adversely affect the holder of a previously granted award requires the holder’s written consent, and provided further that stockholder approval is required for any amendment to the extent necessary or desirable to comply with laws, regulations or the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted related to the administration of stock option plans.

Certain United States Federal Income Tax Matters

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2011 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Options. Under present law, an optionee will not recognize any taxable income on the date a non-qualified option (“NSO”) is granted pursuant to the 2011 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

Incentive stock options (“ISOs”) granted under the 2011 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an ISO. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two (2) years from the granting of the option or one (1) year from the receipt of the shares.

Stock Appreciation Rights. Generally, a recipient of a SAR will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Units. A recipient of stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Code Section 409A. We intend that awards granted under the 2011 Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

New Plan Benefits

2011 Equity Incentive Plan

The 2011 Plan administrator, in its discretion, selects the person(s) to whom awards may be granted and the number of shares subject to each such grant. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular individual(s) in the future.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE FOREGOING AMENDMENT TO THE COHBAR, INC. 2011 EQUITY INCENTIVE PLAN.

OTHER MATTERS

As of the date of this proxy statement, the Board is not aware of any other matters that may come before the annual meeting. The persons named in the enclosed proxy card intend to vote the proxy in accordance with their best judgment if any other matters properly come before the annual meeting.

We will provide, without charge, on the written request of any beneficial owner of shares of our common stock entitled to vote at the Annual Meeting of Stockholders, a copy of our Annual Report on Form 10-K as filed with the SEC for our fiscal year ended December 31, 2017. Written requests should be mailed to CohBar, Inc., 1455 Adams Drive, Suite 2050, Menlo Park, CA 94025, Attn: Company Secretary.

Please return the enclosed proxy card as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the annual stockholders’ meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors

Jeffrey F. Biunno
Secretary

ANNEX A

Cohbar, Inc.

Amended and restated 2011 Equity Incentive Plan

adopted by the board of directors: November 3, 2014

approved by the stockholders: December 15, 2014

and incorporating the terms of the

First Amendment to Amended and Restated 2011 Equity Incentive Plan

adopted by the board of directors: April 11, 2017

approved by the stockholders: June 15, 2017

1.  General.

(a)  Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors and Consultants.

(b)  Available Stock Awards. The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; and (v) Restricted Stock Unit Awards.

(c)  Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.  Administration.

(a)  Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)  Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)  To determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards, (B) when and how each Stock Award shall be granted, (C) what type or combination of types of Stock Award shall be granted, (D) the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award, (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person, and (F) the Fair Market Value applicable to a Stock Award.

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(ii)  To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Stock Award fully effective.

(iii)  To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv)  To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(v)  To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi)  To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. The Board may by resolution amend the Plan and any option granted hereunder without stockholder approval, subject to applicable laws and the policies of the Exchange. However, the Board will not be permitted, in the absence of stockholder and Exchange approval, to amend the terms of an option held by an Insider of the Company (other than to extend the expiry date of an option, subject to such date being extended by virtue of Section 5 below). Except as provided above, rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii)  To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 422 of the Code regarding Incentive Stock Options.

(viii)  To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Stock Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Stock Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Stock Award into compliance with Section 409A of the Code.

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(ix)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.

(x)  To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(xi)  Subject to the policies of the Exchange and, if required by such policies, approval of the stockholders of the Company, to effect, at any time and from time to time, with the consent of any adversely affected Participant, (A) the reduction of the exercise price (or strike price) of any outstanding Option or SAR under the Plan, (B) the cancellation of any outstanding Option or SAR under the Plan and the grant in substitution therefore of (1) a new Option or SAR under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (2) a Restricted Stock Award, (3) a Restricted Stock Unit Award, (4) cash and/or (5) other valuable consideration (as determined by the Board, in its sole discretion), or (C) any other action that is treated as a repricing under generally accepted accounting principles; provided, however, that no such reduction or cancellation may be effected if it is determined, in the Company’s sole discretion, that such reduction or cancellation would result in any such outstanding Option becoming subject to the requirements of Section 409A of the Code; and provided further that, any reduction in the exercise price (or strike price) of an Option or SAR held by an Optionholder or SAR holder who is an Insider of the Company at the time of the proposed reduction will require disinterested shareholder approval.

(c)  Delegation to Committee. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(d)  Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

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3.  Shares Subject to the Plan.

(a)  Share Reserve. The Plan is a “fixed” stock option plan reserving for issuance up to a maximum of 20% of the Company’s issued shares of Common Stock as of the date of the implementation of the Plan. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date shall not exceed seven million one hundred seventy-one thousand five hundred forty (7,171,540) (the “Share Reserve”). Further, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. For clarity, the limitation in this Section 3(a) is a limitation in the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).

(b)  Reversion of Shares to the Share Reserve. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased shall revert to and again become available for issuance under the Plan. Also, any shares reacquired by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall again become available for issuance under the Plan. Notwithstanding the provisions of this Section 3(b), any such shares shall not be subsequently issued pursuant to the exercise of Incentive Stock Options.

(c)  Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.  Eligibility.

(a)  Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b)  Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

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(c)  Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or sale of the Company’s securities to such Consultant is not exempt under Rule 701 because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other provision of Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

5.  Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. For greater certainty, no SAR will be granted under the Plan so long as the shares of Common Stock of the Company are listed on the TSX-V and the Company is classified as a “Tier 2 Issuer” by the TSX-V. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Stock Award Agreement or otherwise) the substance of each of the following provisions:

(a)  Term. Subject to the provisions Section 4(b) regarding Ten Percent Stockholders, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Award Agreement.

(i)  Should the expiry date of an option fall within a Black Out Period (as hereinafter defined) or within nine business days following the expiration of a Black Out Period, such expiry date of the option shall be automatically extended without any further act or formality to that date which is the tenth business day after the end of the Black Out Period, such tenth business day to be considered the expiry date for such option for all purposes under the Plan. The ten business day period referred to in this paragraph may not be extended by the Board. “Black Out Period” means the period during which the relevant Participant is prohibited from exercising an option due to trading restrictions imposed by the Company pursuant to any policy of the Company respecting restrictions on trading that is in effect at that time.

(b)  Exercise Price. Subject to the provisions of Section 4(b) regarding Incentive Stock Options granted to Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code (whether or not such stock awards are Incentive Stock Options). Each SAR will be denominated in shares of Common Stock equivalents. For so long as such shares are listed on the TSX-V, no option shall be granted with an exercise price at a discount to the market price. The “market price” shall have the meaning defined in the rules and policies of the TSX-V. Notwithstanding the foregoing, options may be granted with a per Share exercise price other than as required above in accordance with, and pursuant to, a transaction described in Section 424 of the Code, subject to the rules of the Exchange. Once the exercise price has been determined by the Board, accepted by the Exchange and the option has been granted, the exercise price of an option may be reduced upon receipt of Board approval, subject to the policies of the Exchange and, if required by such policies, approval of the stockholders of the Company.

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(c)  Number of Optioned Shares. The aggregate number of shares of Common Stock that may be issued pursuant to the exercise of options awarded under the Plan and all other security based compensation arrangements of the Company hereunder shall not exceed the Share Reserve, subject to the following additional limitations for so long as the shares of Common Stock are listed on the TSX-V:

(i)  the aggregate number of options granted to any one person under the Plan within any 12-month period must not exceed five percent (5%) of the then outstanding shares of Common Stock (on a non-diluted basis), unless the Company has obtained disinterested stockholder approval;

(ii)  [intentionally omitted];

(iii)  the number of options granted to Insiders within any 12-month period, cannot exceed ten percent (10%) of the issued and outstanding shares of Common Stock, unless the Company has obtained disinterested stockholder approval;

(iv)  the aggregate number of Options granted to any one Consultant within a 12-month period shall not exceed two percent (2%) of the issued shares of Common Stock of the Company;

(v)  the aggregate number of Options granted to all Persons retained to provide Investor Relations Activities within a 12-month period shall not exceed two percent (2%) of the issued shares of Common Stock of the Company. For the avoidance of doubt, options may not be granted to Consultants performing investor relations activities; and

(vi)  the number of shares of Common Stock subject to an option granted to any one Participant shall be determined by the Board, but no one Participant shall be granted an option to purchase a number of shares of Common Stock that exceeds the maximum number permitted by the Exchange.

(d)  Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below, only to the extent permitted by applicable law and by permission of the TSX-V so long as the shares of Common Stock of the Company are listed on the TSX-V. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i)  by cash, check, bank draft or money order payable to the Company;

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(ii)  pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)  by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)  if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations;

(v)  according to a deferred payment or similar arrangement with the Optionholder; provided, however, that interest shall compound at least annually and shall be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Optionholder under any applicable provisions of the Code, and (B) the classification of the Option as a liability for financial accounting purposes; or

(vi)  in any other form of legal consideration that may be acceptable to the Board.

(e)  Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the strike price that will be determined by the Board at the time of grant of the SAR. The appreciation distribution in respect to a SAR may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such SAR.

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(f)  Transferability and Assignability of Options and SARs. All benefits, rights and options accruing to any Participant or Optionholder in accordance with the terms and conditions with the Plan shall not be transferable or assignable except as provided herein or as otherwise determined by the Board under terms that are not prohibited by applicable tax and securities laws, and then only to the extent, if any, permitted by the TSX-V so long as the shares of Common Stock of the Company are listed on the TSX-V. The Board may, in its sole discretion, impose additional limitations on the transferability of Options and SARs in the applicable Stock Award Agreement.

(i)  Restrictions on Transfer. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR and in a manner that is not prohibited by applicable tax and securities laws (including but not limited to Rule 701) upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii)  Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)  Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be the beneficiary of the Option or SAR with the right to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.

(g)  Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary, provided that all Options issued to persons retained to provide Investor Relations Activities must vest in stages over a period of not less than 12 months with no more than 1/4 vesting in any three month period. The provisions of this Section 5(g) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

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(h)  Termination of Continuous Service. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, in the event that a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Stock Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3)  months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Stock Award Agreement, which period shall not be less than thirty (30) days if necessary to comply with applicable laws unless such termination is for Cause) or (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Stock Award Agreement (as applicable), the Option or SAR shall terminate.

(i)  Extension of Termination Date. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if the exercise of the Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, (ii) the date 12 months after the termination of such Participant’s Continuous Service, or (iii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement. In addition, unless otherwise provided in a Participant’s Stock Award Agreement, if the immediate sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.

(j)  Disability of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, in the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such shorter period specified in the Stock Award Agreement, which period shall not be less than six (6) months if necessary to comply with applicable laws), or (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Stock Award Agreement (as applicable), the Option or SAR shall terminate.

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(k)  Death of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, in the event that (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate or administrator or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such shorter period specified in the Stock Award Agreement, which period shall not be less than six (6) months if necessary to comply with applicable laws), or (ii) the expiration of the term of such Option or SAR as set forth in the Stock Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Stock Award Agreement (as applicable), the Option or SAR shall terminate.

(l)  Termination for Cause. Except as explicitly provided otherwise in a Participant’s Stock Award Agreement, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the termination date of such Participant’s Continuous Service, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(m)  Non-Exempt Employees. No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued or substituted, (iii) upon a Change in Control in which the vesting of such Options or SARs accelerates, or (iv) upon the Participant’s retirement (as such term is defined for purposes of the Fair Labor Standards Act of 1938) the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(n)  Early Exercise of Options. An Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Subject to the “Repurchase Limitation” in Section 8(l), any unvested shares of Common Stock so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate. Provided that the “Repurchase Limitation” in Section 8(l) is not violated, the Company shall not be required to exercise its repurchase right until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option Agreement.

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(o)  Right of Repurchase. Subject to the “Repurchase Limitation” in Section 8(l), an Option or SAR may include a provision whereby the Company may elect to repurchase all or any part of the vested shares of Common Stock acquired by the Participant pursuant to the exercise of the Option or SAR.

(p)  Right of First Refusal. An Option or SAR may include a provision whereby the Company may elect to exercise a right of first refusal following receipt of notice from the Participant of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option or SAR. Such right of first refusal shall be subject to the “Repurchase Limitation” in Section 8(l). Except as expressly provided in this Section 5(p) or in the Stock Award Agreement, such right of first refusal shall otherwise comply with any applicable provisions of the bylaws of the Company.

6.  Provisions of Restricted Stock Awards and Restricted Stock Units.

(a)  Restricted Stock Awards. For greater certainty, no Restricted Stock Awards will be granted under the Plan so long as the shares of Common Stock of the Company are listed on the TSX-V and the Company is classified as a “Tier 2 Issuer” by the TSX-V. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (A) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (B) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)  Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash or cash equivalents, (B) past or future services actually or to be rendered to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)  Vesting. Subject to the “Repurchase Limitation” in Section 8(l), shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)  Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

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(iv)  Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)  Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b)  Restricted Stock Unit Awards. For greater certainty, no Restricted Stock Unit Awards will be granted under the Plan so long as the shares of Common Stock of the Company are listed on the TSX-V and the Company is classified as a “Tier 2 Issuer” by the TSX-V. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)  Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)  Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)  Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)  Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

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(v)  Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)  Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii)  Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

7.  Covenants of the Company.

(a)  Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

(b)  Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

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(c)  Necessary Approvals. The ability of a Participant to exercise options and the obligations of the Company to issue and deliver shares of Common Stock in accordance with the Plan is subject to any approvals which may be required from stockholders of the Company and any regulatory authority or stock exchange having jurisdiction over the securities of the Company. If any shares of Common Stock cannot be issued to any Participant for whatever reason, the obligation of the Company to issue such shares of Common Stock shall terminate and any option exercise price paid to the Company will be returned to the Participant.

(d)  Time of Granting Options. The date of grant of an option shall, for all purposes, be the date on which the Board makes the determination granting such option, or such later date as is determined by the Board. Notice of the determination shall be given to each Participant to whom an option is so granted within a reasonable time after the date of such grant.

(e)  Conditions Upon Issuance of Shares.

(i)  Legal Compliance. Shares of Common Stock shall not be issued pursuant to the exercise of an option unless the exercise of such option and the issuance and delivery of such Shares comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(ii)  Investment Representations. As a condition to the exercise of an option, the Board may require a person exercising such option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required.

(f)  Inability to Obtain Authority. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

(g)  No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.  Miscellaneous.

(a)  Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

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(b)  Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c)  Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for the exercise of the Stock Award, or the issuance of shares thereunder, pursuant to its terms, and (ii) the issuance of the Common Stock pursuant to the Stock Award has been entered into the books and records of the Company.

(d)  No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)  Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement.

(f)  Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

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(g)  Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding payment from any amounts otherwise payable to the Participant; (iv) withholding cash from a Stock Award settled in cash; or (v) by such other method as may be set forth in the Stock Award Agreement.

(h)  Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(i)  Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j)  Compliance with Section 409A. To the extent that the Board determines that any Stock Award granted hereunder is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code.

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(k)  Compliance with Exemption Provided by Rule 12h-1(f). If at the end of the Company’s most recently completed fiscal year: (i) the aggregate of the number of persons who hold outstanding compensatory employee stock options to purchase shares of Common Stock granted pursuant to the Plan or otherwise (such persons, “Holders of Options”) equals or exceeds 500, and (ii) the Company's assets exceed $10 million, then the following restrictions shall apply during any period during which the Company does not have a class of its securities registered under Section 12 of the Exchange Act and is not required to file reports under Section 15(d) of the Exchange Act: (A) the Options and, prior to exercise, the shares of Common Stock acquired upon exercise of the Options may not be transferred until the Company is no longer relying on the exemption provided by Rule 12h-1(f) promulgated under the Exchange Act (“Rule 12h-1(f)”), except: (1) as permitted by Rule 701(c) promulgated under the Securities Act, (2) to a guardian upon the disability of the Holder of Options, or (3) to an executor upon the death of the Holder of Options (collectively, the “Permitted Transferees”); provided, however, that the following transfers are permitted: (i) transfers by the Holder of Options to the Company, and (ii) transfers in connection with a change of control or other acquisition involving the Company, if following such transaction, the Options no longer remain outstanding and the Company is no longer relying on the exemption provided by Rule 12h-1(f); provided further, that any Permitted Transferees may not further transfer the Options; (B) except as otherwise provided in (A) above, the Options and shares of Common Stock acquired upon exercise of the Options are restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” as defined by Rule 16a-1(h) promulgated under the Exchange Act, or any “call equivalent position” as defined by Rule 16a-1(b) promulgated under the Exchange Act by the Holder of Options prior to exercise of an Option until the Company is no longer relying on the exemption provided by Rule 12h-1(f); and (C) at any time that the Company is relying on the exemption provided by Rule 12h-1(f), the Company shall deliver to Holders of Options (whether by physical or electronic delivery or written notice of the availability of the information on an internet site) the information required by Rule 701(e)(3), 701(e)(4) and 701(e)(5) promulgated under the Securities Act every six months, including financial statements that are not more than 180 days old; provided, however, that the Company may condition the delivery of such information upon the Holder of Options’ agreement to maintain its confidentiality.

(l)  Repurchase Limitation. The terms of any repurchase right shall be specified in the Stock Award Agreement. The repurchase price for vested shares of Common Stock shall be the Fair Market Value of the shares of Common Stock on the date of repurchase. The repurchase price for unvested shares of Common Stock shall be the lower of (i) the Fair Market Value of the shares of Common Stock on the date of repurchase or (ii) their original purchase price. However, the Company shall not exercise its repurchase right until at least six months (or such longer or shorter period of time necessary to avoid classification of the Stock Award as a liability for financial accounting purposes) have elapsed following delivery of shares of Common Stock subject to the Stock Award, unless otherwise specifically provided by the Board.

9.  Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)  Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), and (ii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

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(b)  Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service.

(c)  Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)  arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue all or any portion of the Stock Award or to substitute a similar stock award for all or any portion of the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)  arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)  accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which is contingent upon the effectiveness of such Corporate Transaction;

(iv)  arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)  cancel or arrange for the cancellation of all or any portion of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

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(vi)  make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action with respect to all Stock Awards or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d)  Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

10.  Termination or Suspension of the Plan.

(a)  Plan Term. The Plan has been adopted by the Board subject to approval by (i) the TSX-V and, (ii) the Company’s stockholders, and shall become effective upon the receipt of such approvals. The Plan shall continue in effect for a term of ten (10) years from the later of (A) the effective date of the Plan or (B) the most recent Board or stockholder approval of an increase in the number of shares of Common Stock reserved for issuance under the Plan. The Board may suspend or terminate the Plan at any time.

(b)  No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

11.  Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

12.  Definitions. As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a)  “Affiliate” means, at the time of determination, any “parent” or “majority-owned subsidiary” of the Company, as such terms are defined in Rule 405. The Board shall have the authority to determine the time or times at which “parent” or “majority-owned subsidiary” status is determined within the foregoing definition.

(b)  “Board” means the Board of Directors of the Company.

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(c)  “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or any similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718. Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(d)  “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(e)  “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)  any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

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(ii)  there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; or

(iii)  there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(f)  “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(g)  “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c), provided, however, that at any time the shares of Common Stock are registered under Section 12(b) or 12(g) of the Exchange Act, then the Board shall consider that certain exemptions from the provisions of Section 16(b) of the Exchange Act may not be available if such committee is composed other than solely of at least two (2) members who are “nonemployee directors” as contemplated by Rule 16b-3 of the Exchange Act.

(h)  “Common Stock” means the common stock of the Company.

(i)  “Company” means CohBar, Inc., a Delaware corporation.

(j)  “Consultant” means an individual, other than an Employee or Director, that:

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(i)  is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to an affiliate of the Company, other than services provided in relation to a distribution of securities of the Company;

(ii)  provides the services under a written contract between the Company or any affiliate and the individual;

(iii)  in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an affiliate of the Company; and

(iv)  has a relationship with the Company or an affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company.

(k)  “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director, or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering service ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(l)  “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)  the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)  the consummation of a sale or other disposition of at least fifty percent (50%) of the outstanding securities of the Company;

(iii)  the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

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(iv)  the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m)  “Director” means a member of the Board.

(n)  “Disability” means, with respect to a Participant, the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(o)  “Effective Date” means the effective date of this Plan, which is the earlier of (i) the date that this Plan is first approved by the Company’s stockholders, or (ii) the date this Plan is adopted by the Board.

(p)  “Employee” means any individual who is considered an employee of the Company or Affiliate under the Code (and for whom income tax deductions must be made at source).

(q)  “Entity” means a corporation, partnership, limited liability company or other entity.

(r)  “Exchange” means the TSX-V, or any other securities exchange or quotation system on which the shares of Common Stock may be listed or quoted at the relevant time.

(s)  “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(t)  “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

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(u)  “Fair Market Value” means, as of any date, the value of shares of Common Stock determined as follows:

(i)  if the shares of Common Stock are listed on any established stock exchange, including without limitation the TSX Venture Exchange or the Toronto Stock Exchange, or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported by such stock exchange or national market system;

(ii)  if shares of Common Stock are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the shares of Common Stock on the day of determination; or

(iii)  in the absence of an established market for the shares of Common Stock, the Fair Market Value thereof shall be determined by the Board in compliance with Section 409A of the Code or, in the case of an Incentive Stock Option, in compliance with Section 422 of the Code.

(v)  “Incentive Stock Option” means an option that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w)  “Insider” has the meaning defined in the rules of TSX-V.

(x)  “Investor Relations Activities” has the meaning defined in the rules of TSX-V.

(y)  “Nonstatutory Stock Option” means an Option that does not qualify as an Incentive Stock Option.

(z)  “Officer” means any person designated by the Company as an officer.

(aa) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(bb) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(cc) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(dd) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

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(ee) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ff) “person” has the meaning set forth in the TSX Venture Exchange Corporate Finance Manual, as amended from time to time.

(gg) “Plan” means this CohBar, Inc. 2011 Equity Incentive Plan.

(hh) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(ii)  “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(jj) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(kk) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(ll) “Rule 405” means Rule 405 promulgated under the Securities Act.

(mm) “Rule 701” means Rule 701 promulgated under the Securities Act.

(nn) “Securities Act” means the Securities Act of 1933, as amended.

(oo)  “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(pp) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(qq) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, or a Stock Appreciation Right.

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(rr) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ss) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(tt) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

(uu) “TSX-V” means the TSX Venture Exchange.

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SECOND AMENDMENT TO

AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN

1.	Section 3(a) of the Plan is deleted in its entirety and replaced by the following new provision:

Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date shall not exceed Ten Million (10,000,000) (the “Share Reserve”). Further, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. For clarity, the limitation in this Section 3(a) is a limitation in the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).

Effective:	April 20, 2018

Attest:
Jeffrey Biunno
Secretary

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 18, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/COB18**

You may attend the Meeting via the Internet and also vote during the Meeting. Please have the information that is printed in the box marked by the arrow readily available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 18, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid pre-addressed envelope we have provided, or if you do not have the envelope, return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E46968-P09728 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COHBAR, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Albion J. Fitzgerald
02) Dr. Nir Barzilai
03) Dr. Pinchas Cohen
04) Jon L. Stern
05) John M. Amatruda

The Board of Directors recommends you vote FOR proposals 2 and 3.

For address Changes/Comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date